Rule 497(e)
File Nos. 811-05817; 333-162252

VARIFUND PLUS
Flexible Premium Variable Deferred Annuity

Issued by Varifund Variable Annuity Account
of Great-West Life & Annuity Insurance Company

Supplement dated February 24, 2011 to the
Prospectus dated May 1, 2003

This supplement amends certain information contained in your Varifund Plus Variable Annuity Prospectus.  Please read this Supplement carefully and retain it for future reference.

On February 15, 2011, the shareholders approved (a) the reorganization of the Seligman Communications and Information Portfolio into the Seligman Global Technology Portfolio and (b) the reorganization of the Seligman Smaller-Cap Value Portfolio into the Seligman Variable Portfolio – Smaller-Cap Value Fund, effective at the close of business on March 11, 2011 (the “Effective Date”).

The Seligman Communications and Information Portfolio and the Seligman Smaller-Cap Value Portfolio are collectively referred to herein as the “Merging Portfolios.”  The Seligman Global Technology Portfolio and the Seligman Variable Portfolio – Smaller-Cap Value Fund are collectively referred to herein as the “Acquiring Portfolios.”

Each of the Merging Portfolios will discontinue accepting requests to purchase shares on the Effective Date.  Any assets remaining in the Merging Portfolios on the Effective Date will be transferred to their respective Acquiring Portfolios.  As of the Effective Date, any allocation or automatic rebalancer allocations to the Merging Portfolios will be defaulted to the respective Acquiring Portfolios.

Accordingly, all references in the Prospectus to the Seligman Communications and Information Portfolio are hereby deleted.

All references in the Prospectus to the Seligman Smaller-Cap Value Portfolio are hereby deleted and replaced with the Seligman Variable Portfolio – Smaller-Cap Value Fund.  The reference in the Prospectus to the investment objectives of the Seligman Smaller-Cap Value Portfolio is hereby deleted in its entirety and replaced with the following:

“Seligman Variable Portfolio – Smaller-Cap Value Fund

This Fund seeks to provide shareholders with long-term capital growth.  Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with market capitalizations of up to $2 billion or that fall within the range of the Russell 2000(R) Index (Index) at the time of investment.  The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. Up to 25% of the Fund's net assets may be invested in foreign investments. In pursuit of the Fund's objective, the investment manager uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than a particular industry.”

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2003.

Please keep this Supplement for future reference.